KAR Capital Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—99.1%
Communication Services—12.6%
Activision Blizzard, Inc.	107,420	$9,974
Facebook, Inc. Class A(1)	146,570	40,037
Netflix, Inc.(1)	48,240	26,085
Tencent Holdings Ltd. ADR	313,180	22,514
		98,610

Consumer Discretionary—24.4%
Airbnb, Inc. Class A(1)	19,953	2,929
Alibaba Group Holding Ltd. Sponsored ADR(1)	141,490	32,929
Amazon.com, Inc.(1)	20,272	66,024
Home Depot, Inc. (The)	34,755	9,232
Las Vegas Sands Corp.	176,103	10,496
Marriott International, Inc. Class A	65,930	8,697
MercadoLibre, Inc.(1)	13,180	22,079
NIKE, Inc. Class B	149,930	21,211
Ross Stores, Inc.	97,196	11,937
Trip.com Group Ltd. ADR(1)	142,350	4,801
		190,335

Consumer Staples—4.9%
Estee Lauder Cos., Inc. (The) Class A	30,884	8,221
McCormick & Co., Inc.	77,940	7,451
Monster Beverage Corp.(1)	118,633	10,971
Procter & Gamble Co. (The)	80,030	11,136
		37,779

Financials—5.2%
Bank of America Corp.	474,750	14,390
CME Group, Inc. Class A	34,460	6,274
MarketAxess Holdings, Inc.	26,390	15,057
Progressive Corp. (The)	51,420	5,084
		40,805

Health Care—5.0%
Danaher Corp.	65,312	14,508
HealthEquity, Inc.(1)	74,650	5,204
Zoetis, Inc. Class A	117,847	19,504
		39,216

Industrials—9.6%
CoStar Group, Inc.(1)	18,631	17,220
Equifax, Inc.	34,650	6,682
Fair Isaac Corp.(1)	19,580	10,006
Kansas City Southern	56,680	11,570
	Shares	Value

Industrials—continued
Roper Technologies, Inc.	30,419	$13,114
Uber Technologies, Inc.(1)	317,691	16,202
		74,794

Information Technology—35.7%
Accenture plc Class A	43,718	11,419
Amphenol Corp. Class A	136,988	17,914
Avalara, Inc.(1)	157,210	25,922
Bill.com Holdings, Inc.(1)	319,390	43,597
Duck Creek Technologies, Inc.(1)(2)	367,685	15,921
NVIDIA Corp.	64,683	33,777
Paycom Software, Inc.(1)	75,832	34,295
Snowflake, Inc. Class A(1)	24,626	6,930
Trade Desk, Inc. (The) Class A(1)	49,920	39,986
Visa, Inc. Class A	137,814	30,144
Workday, Inc. Class A(1)	78,071	18,707
		278,612

Materials—1.7%
Ecolab, Inc.	61,296	13,262
Total Common Stocks (Identified Cost $234,273)		773,413

Total Long-Term Investments—99.1% (Identified Cost $234,273)		773,413

TOTAL INVESTMENTS—99.1% (Identified Cost $234,273)		$773,413
Other assets and liabilities, net—0.9%		6,879
NET ASSETS—100.0%		$780,292

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of the security is restricted.

Country Weightings†
United States	89%
China	8
Brazil	3
Total	100%
† % of total investments as of December 31, 2020.
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$773,413	$773,413
Total Investments	$773,413	$773,413
See Notes to Schedule of Investments

KAR Capital Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020
($ reported in thousands)
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Schedule of Investments

KAR CAPITAL GROWTH FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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